Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of True Nature Holding, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof, I, Christopher Knauf, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher Knauf
Christopher Knauf Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

Dated: April 17, 2017